                          VARIABLE ANNUITY PORTFOLIOS
                         Smith Barney Small Cap Growth
                            Opportunities Portfolio

                        SUPPLEMENT DATED MARCH 22, 2004
                    TO THE PROSPECTUS DATED APRIL 30, 2003

   Effective March 22, 2004, the following is added under the heading "Management" in the Prospectus for the Fund listed above:

   In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

   The payments described above are often referred to as "revenue sharing payments." The recipients of such payments may include the fund's distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of a fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

FD